EXHIBIT 10.3

                                 AMENDMENT NO. 1
                      1996 STOCK OPTION/STOCK ISSUANCE PLAN

                             PSW TECHNOLOGIES, INC.

                                 AMENDMENT NO. 1
                                     TO THE
                      1996 STOCK OPTION/STOCK ISSUANCE PLAN


                  The PSW Technologies, Inc. 1996 Stock Option/Stock Issuance Plan (the "Plan") is hereby amended, effective March 31, 1998, as follows:

                  1. The second sentence of Article One, Section V, Paragraph A is hereby amended to read as follows:

                  The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,715,000 shares.

                  2. Except as modified by this Plan amendment, the terms and provisions of the Plan as in effect on the date hereof shall continue to shall remain in full force and effect.

                  IN WITNESS WHEREOF, PSW Technologies, Inc. has authorized this Plan amendment to be executed on its behalf by its duly-authorized officer effective as of March 31, 1998.



                                                PSW TECHNOLOGIES, INC.


                                                By: /s/ Keith D. Thatcher

                                                Title: VP of Finance, Treasurer,
                                                and Chief Financial Officer